EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


We consent to the use of our report dated February 23, 2003, in the Annual Report on Form 10-KSB of ANTS software inc. (the "Company") dated March 21, 2003.

Date: March 20, 2003


                                          /s/ Burr, Pilger & Mayer, LLC
                                          -----------------------------
                                          Burr, Pilger & Mayer, LLC